                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)
KEMPER SMALL CAP
RELATIVE VALUE FUND

     "... While we lagged the 19.07 percent of the Russell 2000, a benchmark for small-cap stocks that includes both value and growth styles, we handily outperformed the 5.83 percent return of Russell 2000 Value index, the benchmark for small-cap value stocks and the fund. ..."

                                                             [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio Of Investments
17
Financial Statements
19
Notes To Financial Statements
23
Financial Highlights
24
Reports Of Independent Auditors


At A GLANCE
----------------------------------------------------------------------------
KEMPER SMALL CAP RELATIVE VALUE
FUND TOTAL RETURNS*
----------------------------------------------------------------------------
FOR THE YEAR ENDING SEPTEMBER 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
CLASS A                                               10.45%
CLASS B                                                9.55%
CLASS C                                                9.54%
LIPPER SMALL CAP VALUE FUNDS CATEGORY AVERAGE*        12.33%

 RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET
 VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

-------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    9/30/99   9/30/98
---------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAP RELATIVE
    VALUE FUND CLASS A                $8.35     $7.57
---------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAP RELATIVE
    VALUE FUND CLASS B                $8.26     $7.54
---------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAP RELATIVE
    VALUE FUND CLASS C                $8.27     $7.55
---------------------------------------------------------------------------------------------------------

 KEMPER SMALL CAP RELATIVE VALUE FUND
 LIPPER RANKINGS AS OF 9/30/99*

 COMPARED TO ALL OTHER RELATIVE FUNDS IN THE LIPPER SMALL COMPANY VALUE FUNDS CATEGORY*

                     CLASS A                 CLASS B             CLASS C
---------------------------------------------------------------------------------------------------------
    1-YEAR         #140 of 295 funds    #150 of 295 funds    #151 of 295 funds
---------------------------------------------------------------------------------------------------------

INVESTING IN SECURITIES OF SMALL COMPANIES MAY INVOLVE A GREATER RISK OF LOSS AND MORE ABRUPT FLUCTUATIONS IN THE MARKET PRICE THAN INVESTMENTS IN LARGER COMPANIES.

TERMS TO KNOW

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting from strong sales, dominant market positions and talented management teams. Because these stocks are in demand, they're generally more expensive than value stocks.

NARROW MARKET A narrow market is a securities market in which most of the gains are earned by only a small group of companies. In 1998 and most of 1999 a narrow market existed in which only the largest growth-style stocks enjoyed robust gains.

PRICE/EARNINGS RATIO A price/earnings ratio (P/E) is a company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR A sector comprises stocks usually found in related industries. Financial, economic, business and other developments may affect stocks within a market sector similarly.

VALUE STOCK Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers are buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor markets -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data which were released in late October: The Bureau of Economic Analysis (BEA) released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics
(BLS) released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  These figures tell us that the Fed won't have inflation as an excuse to raise interest rates for a third time this year when it meets on Nov. 16 to decide whether to raise key interest rates for the third time this year.
  But more importantly, if these numbers prove anything, it's that conventional wisdom that growth causes inflation should be turned on its head. The Fed, in deciding to

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate 1                          6.1                    5.2                    4.5                   6.0
Prime rate 2                                     8.25                   7.75                   8.25                  8.5
Inflation rate 3*                                2.6                    1.8                    1.4                   2.2
The U.S. dollar 4                               -0.9                   -0.5                    1.1                   7.6
Capital goods orders 5*                          5.25                   5.5                    8.6                   4.6
Industrial production 5*                         2.4                    2.0                    2.65                  6.1
Employment growth 6                              2.2                    2.3                    2.4                   2.7

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



target growth itself, wants the country to slow down to prevent an inflation outbreak. This is a dangerous game. If it succeeds in slowing growth, inflation could easily disappear or turn into deflation. Real rates that are already high would turn punitive. Credit quality would deteriorate rudely. Only rapid growth can ensure that companies and consumers can continue to pay their bills.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 28, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Performance Update

[EYSENBACH PHOTO]

JAMES (MAC) EYSENBACH IS THE LEAD PORTFOLIO MANAGER FOR KEMPER SMALL CAP RELATIVE VALUE FUND. EYSENBACH JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1991. HE IS A CHARTERED FINANCIAL ANALYST. HE HOLDS AN M.B.A. DEGREE IN FINANCE FROM THE ANDERSON SCHOOL AT UCLA.

[YOUNG PHOTO]

CALVIN YOUNG IS A PORTFOLIO MANAGER OF THE FUND. HE JOINED THE ORGANIZATION IN 1990. YOUNG EARNED AN M.B.A. FROM GOLDEN GATE UNIVERSITY.

THE TEAM IS SUPPORTED BY INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER INVESTMENT SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


KEMPER SMALL CAP RELATIVE VALUE FUND'S FISCAL YEAR -- OCTOBER 1, 1998 THROUGH SEPTEMBER 30, 1999, WAS CHARACTERIZED BY A GREAT DEAL OF VOLATILITY IN A MARKET LED PRIMARILY BY LARGE-CAP GROWTH STOCKS. LEAD PORTFOLIO MANAGER JAMES (MAC) EYSENBACH EXPLAINS HOW THE FUND FARED DURING THIS DIFFICULT TIME FOR SMALL-CAP VALUE INVESTORS.


Q     TELL US ABOUT THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

A     The last 12 months were very difficult for small-cap value stocks. Given this environment, though, we're very pleased with the fund's gain of 10.45 percent (Class A shares, unadjusted for any sales charge) for the year ended September 30, 1999.

      While we lagged the 19.07 percent of the Russell 2000, a benchmark for small-cap stocks that includes both value and growth styles, we handily outperformed the 5.83 percent return of Russell 2000 Value index, the benchmark for small-cap value stocks and the fund.

      The reason for our relative shortfall to the Russell 2000 is best illustrated in the table below. The 12-month period was clearly led by growth-style stocks and, for most of the period, by large-cap growth stocks. As you can see, the segments of the markets in which the fund does not invest -- large- and small-cap growth stocks in particular -- dominated the market during this period.
 -------------------------------------------------------------------------------
 LARGE-CAP GROWTH STOCKS
 DOMINATED THE MARKET
 -------------------------------------------------------------------------------
 BENCHMARK RETURNS FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 1999

                                      12-MONTH
                                    TOTAL RETURN
                    REPRESENTATIVE   10/1/98 -
                       OF INDEX       9/30/99
------------------------------------------------------
    RUSSELL 1000    Large-Cap          34.85%
    GROWTH          Growth
------------------------------------------------------
    RUSSELL 2000    Small-Cap          32.63%
    GROWTH          Growth
------------------------------------------------------
    RUSSELL 1000    Large-Cap          26.97%
                    Blend
------------------------------------------------------
    RUSSELL 2000    Small-Cap          19.07%
                    Blend
------------------------------------------------------
    RUSSELL 1000    Large-Cap          18.72%
    VALUE           Value
------------------------------------------------------
    RUSSELL 2000    Small-Cap          5.83%
    VALUE           Value
------------------------------------------------------

The disparity between small value and large growth has been striking. There appeared to be a change in direction in the second quarter of 1999 as value stocks rallied, but the performance was unsustained. We are heartened, though, that we've seen some gains made by small-cap stocks during the last six months. We do believe that in time the market will broaden its leadership and that both small-cap stocks and value stocks will gain momentum.

PERFORMANCE UPDATE


Q     WHAT CAUSED THIS DISPARITY?

A     At the start of the fiscal period, there were ongoing fears of a global financial crisis. Investors largely remained in the market, but shied away from small-cap stocks and value stocks because they perceived them to be more risky. Investors instead favored large growth stocks as "safe havens." Internet stocks also began to capture investors' attention. The market shunned virtually all other stocks.

In April 1999, it looked as if the tide was turning. Fears of a global economic crisis had abated and confidence returned to the market. As a result, the market began to broaden with value stocks and small stocks rallying. Unfortunately, the rally was short-lived. Amid rising interest rates in the third calendar quarter of 1999, stock prices fell. Only technology stocks gained, as the market shifted its focus back towards this favored segment of the market, despite the stocks' high valuations.

During the last six months of the period, we began to see some gains in the performance of small-cap stocks. The gains were concentrated in the growth-style small-cap stocks, but for the first time in more than a year, small-cap stocks were gaining.

Q     DID THE FUND'S INVESTMENT STRATEGY HELP THIS PERIOD?

A     Yes, our relative value strategy did help us out. We use a relative value strategy to select investments from each major sector of the small-cap market as part of a well-diversified, risk-managed portfolio. We seek attractively priced stocks in each sector based on sales, earnings, book values and other measures of firm value, measured in relation to companies within the same economic sector. Using this approach, we choose only those stocks that we believe represent the best values within each sector. We don't attempt to forecast which sectors are going to perform best or forecast the direction of the overall market. Instead we maintain sector weightings in line with the overall small-cap market, as measured by the Russell 2000 (excluding real estate investment trusts).

Our relative value approach helped us during this narrow market as it allowed us to participate in the better-performing technology and telecommunications sectors. An absolute value investment approach would typically be underweighted in these higher-priced sectors. That's the primary reason the fund outperformed the Russell 2000 Value index over the past 12 months.


Q     WHAT WERE THE STRONGEST PERFORMING SECTORS OVER THE LAST 12 MONTHS?

A     The fund's strongest performing sectors were transportation and energy.
Our transportation holdings were up 59 percent versus 20 percent for the Russell 2000 for the 12-month period. Early in the year there had been fears of a slowdown in the economy and transportation companies tend be very susceptible to economic downturns. By the end of the first quarter, economic numbers were looking strong again in the U.S. and these stocks rebounded. In particular, the undervalued transportation stocks held by the fund enjoyed a greater rebound than the overall sector.

During the year our energy holdings gained 36 percent versus 14 percent for the Russell 2000. This was an area of the market that had been depressed because of the falling commodity prices and weaker demand overseas. Energy stocks had been beaten down to such a low level, that with the first slight improvement in pricing, the stocks rebounded significantly. We hope to see this same sort of shift in other areas of the market where value stocks have been badly beaten down.


Q     WHAT SECTORS HINDERED PERFORMANCE?

A     Even though we had strong gains in some sectors, such as technology and telecommunications, they underperformed the gains made in those sectors of the Russell 2000.

Our telecommunications stocks were up 61 percent. In a normal market, you would think that gain was terrific, but the Russell 2000 telecommunications sector gained an even more impressive 84 percent. Additionally telecommunications represented a small portion of the fund's portfolio -- less than 3 percent. The fund's technology holdings gained 22 percent, which was well short of the 60 percent return for the index. Our valuation discipline kept us from participating in the spectacular gains among Internet stocks that drove the index returns. Since technology is one of the largest sectors in the Russell 2000, this shortfall had a bigger impact on the fund than the strong performance in other smaller sectors. The fund also lost ground with its commercial services holdings, which were down more than 14 percent and represent a little more than 10 percent of the portfolio.


Q     WHERE ARE YOU FINDING THE BEST VALUE?

A     Because we follow a sector-neutral approach, we don't overweight or underweight particular sectors. Instead we focus on finding companies with attractive valuations within each sector. Despite the significant gains made this year in the technology and

PERFORMANCE UPDATE

telecommunications sectors, we continue to find promising stocks that have not fully participated in the market's rise. And beyond these two sectors, the rest of the small-cap universe is ripe with undervalued stocks. The average stock this year is actually down -- and in most cases, down fairly significantly from earlier highs. That provides fertile ground for value managers to find undervalued stocks across all sectors.

This is reflected in more than just sectors and industries. It is reflected in the characteristics of the stocks we're buying today in the fund. Our typical holding is selling at a price of only 13 times earnings, which is much lower than the Russell 2000, where the average cap-weighted P/E ratio (see Terms To Know on page 2) is about 36 times earnings, and the S&P, which is at 31 times earnings. We clearly have a portfolio of stocks that are cheap. More importantly, we believe it is a portfolio of stocks with great potential to rise if the market broadens out.


Q     WHAT IS YOUR OUTLOOK FOR THE MARKET?

A     Our outlook for small-cap stocks is very promising. There has been somewhat of a shift toward smaller-cap stocks, but it has yet to rotate over the value side of the equation. The disparity between the performance of growth stocks and value stocks is at an extreme level. We're confident that market sentiment will eventually shift, as investors gain a greater recognition of the existing disparity. If it does, Kemper Small Cap Relative Value Fund is well positioned relative to the Russell 2000 index. We also continue to believe that the small-cap value asset class is an important component of a well-balanced, long-term investment portfolio.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 For periods ended September 30, 1999 (adjusted for the maximum sales charge)

                                                           1-YEAR        LIFE OF CLASS
------------------------------------------------------------------------------------------------------------
    KEMPER SMALL CAP RELATIVE VALUE FUND CLASS A            4.11%           -12.55%      (since 5/6/98)
 ............................................................................................................
    KEMPER SMALL CAP RELATIVE VALUE FUND CLASS B            6.55            -11.42       (since 5/6/98)
 ............................................................................................................
    KEMPER SMALL CAP RELATIVE VALUE FUND CLASS C            9.54             -9.40       (since 5/6/98)
 ............................................................................................................

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER SMALL CAP RELATIVE VALUE FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shows from 05/31/98 to 09/30/99

                                                    KEMPER SMALL CAP
                                                RELATIVE VALUE FUND CLASS                                  RUSSELL 2000 VALUE
                                                          A(1)                 RUSSELL 2000 INDEX(+)             INDEX(++)
                                                -------------------------      -------------------         ------------------
5/31/98                                                    9424                       10000                       10000
                                                           9311                       10021                        9943
12/31/98                                                   8787                        9307                        8907
                                                           9209                       10171                        9375
9/30/99                                                    8582                        9528                        8642

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER SMALL CAP RELATIVE VALUE FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 05/31/98 to 09/30/99

                                                    KEMPER SMALL CAP
                                                RELATIVE VALUE FUND CLASS                                  RUSSELL 2000 VALUE
                                                          B(1)                 RUSSELL 2000 INDEX(+)             INDEX(++)
                                                -------------------------      -------------------         ------------------
5/31/98                                                   10000                       10000                       10000
                                                           9880                       10021                        9943
12/31/98                                                   9279                        9307                        8907
                                                           9683                       10171                        9375
9/30/99                                                    8755                        9528                        8642

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER SMALL CAP RELATIVE VALUE FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 05/31/98 to 09/30/99

                                                    KEMPER SMALL CAP
                                                RELATIVE VALUE FUND CLASS                                  RUSSELL 2000 VALUE
                                                           C(1)                RUSSELL 2000 INDEX(+)             INDEX(++)
                                                -------------------------      -------------------         ------------------
5/31/98                                                   10000                       10000                       10000
                                                           9880                       10021                        9943
12/31/98                                                   9280                        9307                        8907
                                                           9684                       10171                        9375
9/30/99                                                    9019                        9528                        8642

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COSTS.

AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75%, CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3% AND FOR CLASS C SHARES NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. AVERAGE ANNUAL TOTAL RETURN MEASURES ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER SMALL CAP VALUE FUND TO THE RUSSELL 2000 INDEX+ AND THE CONSUMER PRICE INDEX++, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEXES.

+ THE RUSSELL 2000 INDEX IS AN UNMANAGED CAPITALIZATION WEIGHTED PRICE ONLY INDEX WHICH IS COMPRISED OF 2000 OF THE SMALLEST STOCKS (ON THE BASIS OF CAPITALIZATION) IN THE RUSSELL 3000 INDEX. SOURCE IS CDA WIESENBERGER.

++ RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THESE STOCKS ARE SELECTED FROM THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE STOCKS REPRESENTED BY THIS INDEX INVOLVE INVESTMENT RISKS WHICH MAY INCLUDE THE LOSS OF PRINCIPAL INVESTED. SOURCE IS CDA WIESENBERGER.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON SEPTEMBER 30, 1998 AND ON SEPTEMBER 30, 1999.
                      [YEAR-TO-YEAR COMPARASON BAR GRAPH]

                                                                 KEMPER SMALL CAP RELATIVE          KEMPER SMALL CAP RELATIVE
                                                                   VALUE FUND ON 9/30/99              VALUE FUND ON 9/30/98

CONSUMER NON-DURABLES                                                       24.5                               28.8

CAPITAL GOODS                                                               16.1                                 23

TECHNOLOGY                                                                    14                               11.8

FINANCE                                                                     13.4                               13.4

HEALTH                                                                       8.8                                8.3

BASIC MATERIALS                                                              7.3                                3.5

ENERGY                                                                       5.2                                3.3

UTILITIES                                                                    5.1                                4.7

COMMUNICATION SERVICES                                                       4.2                                1.9

TRANSPORTATION                                                               1.4                                1.3

A COMPARISON WITH THE RUSSELL 2000 INDEX

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER SMALL CAPITALIZATION RELATIVE VALUE FUND REPRESENTED ON SEPTEMBER 30, 1999, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 INDEX.
                         [RUSSELL COMPARASON BAR GRAPH]

                                                                 KEMPER SMALL CAP RELATIVE
                                                                   VALUE FUND ON 9/30/99          RUSSELL 2000 INDEX ON 9/30/99

CONSUMER NON-DURABLES                                                      24.50                              22.70

CAPITAL GOODS                                                              16.10                              10.00

TECHNOLOGY                                                                 14.00                              20.40

FINANCE                                                                    13.40                              20.40

HEALTH                                                                      8.80                               8.00

BASIC MATERIALS                                                             7.30                               6.10

ENERGY                                                                      5.20                               3.10

UTILITIES                                                                   5.10                               4.60

COMMUNICATION SERVICES                                                      4.20                               2.10

TRANSPORTATION                                                              1.40                               2.60

LARGEST HOLDINGS

KEMPER SMALL CAP RELATIVE VALUE FUND'S 10 LARGEST HOLDINGS*
Representing 13.5 percent of the fund's portfolio on September 30, 1999

-------------------------------------------------------------------------------------
                    HOLDINGS           DESCRIPTION                            PERCENT
-------------------------------------------------------------------------------------
1.          LONE STAR INDUSTRIES       Lone Star Industries produces cement    1.5%
                                       and ready-mixed concrete.
-------------------------------------------------------------------------------------

2.          CEC ENTERTAINMENT          CEC Entertainment (formerly ShowBiz     1.5%
                                       Pizza Time) operates and franchises
                                       some 330 Chuck E. Cheese's Pizza
                                       restaurants across the world.
-------------------------------------------------------------------------------------
3.          P.H. GLATFELTER            P.H. Glatfelter makes printing,         1.5%
                                       tobacco, and specialty papers.
-------------------------------------------------------------------------------------
4.          MTI TECHNOLOGY             MTI Technology is a provider of         1.5%
                                       high-performance data storage
                                       products and services.
-------------------------------------------------------------------------------------

5.          FOREMOST CORPORATION       Foremost Corporation of America is      1.4%
                                       the holding company for Foremost
                                       Insurance and other subsidiaries
                                       that sell property and casualty
                                       insurance for mobile homes and
                                       recreational vehicles (RVs), as well
                                       as personal, auto, and homeowners
                                       insurance.
-------------------------------------------------------------------------------------
6.          DEXTER                     Dexter is a maker of specialty          1.4%
                                       materials for the aerospace,
                                       electronics, food packaging, and
                                       medical industries.
-------------------------------------------------------------------------------------

7.          TNP ENTERPRISES            Utility holding company TNP             1.2%
                                       Enterprises has agreed to be bought
                                       by S.W. Acquisition, a private
                                       investor group that includes CIBC
                                       World Markets; the deal would be the
                                       first leveraged buyout of a US
                                       electric utility. TNP's major
                                       subsidiary, Texas
-------------------------------------------------------------------------------------

8.          FLORIDA ROCK INDUSTRIES    Florida Rock Industries manufactures    1.2%
                                       concrete block and ready-mixed
                                       concrete, and it mines and sells
                                       construction aggregates -- crushed
                                       stone, gravel, and sand.
-------------------------------------------------------------------------------------

9.          BIO-RAD LABORATORIES       Bio-Rad Laboratories makes and sells    1.2%
                                       clinical diagnostics systems,
                                       analytical instruments, and other
                                       products used in life sciences
                                       research.
-------------------------------------------------------------------------------------

10.         EL PASO ELECTRIC           El Paso Electric generates and          1.1%
                                       distributes electricity for nearly
                                       300,000 residential, commercial,
                                       industrial, and wholesale customers
                                       in West Texas.
-------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAP RELATIVE VALUE FUND
Portfolio of Investments at September 30, 1999

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
    COMMON STOCKS--100%                                                                         SHARES      VALUE($)
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--4.2%
    CELLULAR TELEPHONE--.1%
                                        (a)DSP Communications, Inc.                              200      $    3,800
                                           ------------------------------------------------------------------------------
    TELEPHONE/
      COMMUNICATIONS--4.1%

                                           CFW Communications Co.                                800          19,100
                                        (a)Commonwealth Telephone Enterprise                     600          26,400
                                           CT Communications, Inc.                               100           4,937
                                        (a)General Communication, Inc.                         3,500          18,266
                                        (a)IDT Corp.                                             500          10,469
                                           North Pittsburgh Systems, Inc.                      2,600          47,450
                                        (a)Pacific Gateway Exchange, Inc.                        900          14,738
                                        (a)STAR Telecommunications, Inc.                       1,600           8,650
                                        (a)Xircom, Inc.                                          600          25,613
                                           -----------------------------------------------------------------------------
                                                                                                             175,623
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--7.3%
    BUILDING MATERIALS--3.2%
                                           Florida Rock Industries, Inc.                       1,500          52,125
                                           Lone Star Industries, Inc.                          1,300          64,837
                                           Universal Forest Products, Inc.                     1,700          22,206
                                           -----------------------------------------------------------------------------
                                                                                                             139,168

    BUILDING PRODUCTS--1.3%
                                        (a)NCI Building Systems, Inc.                          1,100          18,219
                                        (a)Nortek, Inc.                                        1,100          37,538
                                           -----------------------------------------------------------------------------
                                                                                                              55,757

    HOMEBUILDING--2.8%
                                        (a)Del Webb Corp.                                        600          13,200
                                        (a)NVR, Inc.                                             800          40,400
                                           Ryland Group, Inc.                                  1,500          34,125
                                           Skyline Corp.                                         800          20,550
                                        (a)U.S. Home Corp.                                       400          11,125
                                           -----------------------------------------------------------------------------
                                                                                                             119,400
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--11.1%
    APPAREL & SHOES--1.3%
                                        (a)Genesco, Inc.                                       1,800          22,500
                                        (a)Tarrant Apparel Group                                 700           7,875
                                        (a)Timberland Co. "A"                                    600          23,438
                                           -----------------------------------------------------------------------------
                                                                                                              53,813

    DEPARTMENT & CHAIN
      STORES--1.6%
                                        (a)Ames Department Stores, Inc.                          500          15,937
                                        (a)Shopko Stores, Inc.                                   900          26,100
                                        (a)Syms Corp.                                          3,300          24,544
                                           -----------------------------------------------------------------------------
                                                                                                              66,581

    HOME FURNISHINGS--1.4%
                                           Haverty Furniture Co., Inc.                         2,800          40,600
                                           Oneida Ltd.                                           800          19,050
                                           -----------------------------------------------------------------------------
                                                                                                              59,650

    RECREATIONAL PRODUCTS--1.9%
                                        (a)Acclaim Entertainment, Inc.                         1,500          11,391
                                           CPI Corp.                                             700          23,931
                                        (a)National R.V. Holdings, Inc.                          800          15,800
                                        (a)THQ, Inc.                                             700          30,188
                                           -----------------------------------------------------------------------------
                                                                                                              81,310

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
                                                                                               SHARES      VALUE($)
------------------------------------------------------------------------------------------------------------------------

    RESTAURANTS--4.5%

                                           Applebee's International, Inc.                      1,100      $   37,056
                                        (a)CEC Entertainment, Inc.                             1,800          64,575
                                        (a)Jack in the Box, Inc.                               1,700          42,394
                                           Ruby Tuesday, Inc.                                  1,400          27,300
                                        (a)Sonic Corp.                                           750          22,828
                                           -----------------------------------------------------------------------------
                                                                                                             194,153

    SPECIALTY RETAIL--.4%
                                        (a)Trans World Entertainment Co.                       1,300          16,494
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--4.3%
    CONSUMER SPECIALTIES--2.3%

                                           Dexter Corp.                                        1,600          59,700
                                        (a)Media Arts Group, Inc.                              1,400           6,212
                                           Russ Berrie & Co., Inc.                             1,500          31,406
                                           -----------------------------------------------------------------------------
                                                                                                              97,318

    FOOD & BEVERAGE---1.6%
                                           Imperial Sugar Co.                                  3,500          21,437
                                           Michael Foods, Inc.                                 1,300          34,166
                                           Pilgrim's Pride Corp.                               1,300          11,294
                                           Pilgrim's Pride Corp. "A"                             650           3,331
                                           -----------------------------------------------------------------------------
                                                                                                              70,228

    PACKAGE GOODS/
      COSMETICS--.4%
                                        (a)Chattem, Inc.                                         700          15,444
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--6.5%
    AEROSPACE--2.8%
                                              AAR Corp.                                        1,800          32,400
                                           (a)Aeroflex, Inc.                                   1,400          17,062
                                              Curtiss-Wright Corp.                               100           3,225
                                           (a)Ducommun, Inc.                                   2,200          24,200
                                              Kaman Corp. "A"                                  3,200          40,800

                                            ----------------------------------------------------------------------------
                                                                                                             117,687

    AUTOMOBILES--.7%
                                                                                               2,000          31,875
                                           Wynn's International, Inc.
                                           -----------------------------------------------------------------------------

    CONSTRUCTION/
      AGRICULTURAL--.6%
                                                                                                  800          27,300
                                            The Manitowoc Company, Inc.
                                           -----------------------------------------------------------------------------

    LEASING COMPANIES--2.3%
                                            Aaron Rents, Inc.                                  1,500          25,875
                                         (a)Dollar Thrifty Automotive Group, Inc.              1,000          20,687
                                         (a)Electro Rent Corp.                                 1,900          23,750
                                            McGrath Rentcorp                                   1,500          27,000
                                           -----------------------------------------------------------------------------
                                                                                                              97,312

    TELECOMMUNICATIONS
    EQUIPMENT--.1%
                                        (a)Plantronics, Inc.                                     100           4,975
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--5.2%
    OIL & GAS PRODUCTION--1.3%
                                        (a)Tesoro Petroleum Corp.                              1,900          31,350
                                        (a)UTI Energy Corp.                                    1,200          23,325
                                           -----------------------------------------------------------------------------
                                                                                                              54,675

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
                                                                                               SHARES      VALUE($)
------------------------------------------------------------------------------------------------------------------------

    OILFIELD SERVICES--2.8%
                                        (a)Oceaneering International, Inc.                     1,900      $   31,944
                                        (a)Patterson Energy, Inc.                                800          12,150
                                        (a)Seacor Smit, Inc.                                     800          41,000
                                        (a)Veritas DGC, Inc.                                   1,900          36,575
                                           -----------------------------------------------------------------------------
                                                                                                             121,669

    METALS & MINERALS--1.1%
                                        (a)Armco, Inc.                                         3,400          23,800
                                            Roanoke Electric Steel Corp.                       1,000          17,500
                                        (a)Shiloh Industries, Inc.                               400           4,400
                                           -----------------------------------------------------------------------------
                                                                                                              45,700
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--13.4%
    BANKS--5.3%

                                           Bank United Corp.                                     200           6,475
                                        (a)Columbia Banking System, Inc.                         850          11,156
                                           Dime Community Bancshares                             200           4,150
                                           Downey Financial Corp.                              1,700          34,212
                                        (a)First Federal Financial Corp.                       2,350          40,831
                                        (a)First Republic Bank                                 1,100          29,150
                                           JSB Financial, Inc.                                   800          45,800
                                        (a)Silicon Valley Bancshares                             800          19,300
                                           The Trust Company of N.J.                           1,500          34,500
                                           -----------------------------------------------------------------------------
                                                                                                             225,574

    INSURANCE--6.8%

                                          Arthur J. Gallagher & Co.                             300          15,975
                                          Fidelity National Financial, Inc.                   1,350          20,503
                                          First American Financial Co.                          600           8,025
                                          Foremost Corporation of America                     2,500          60,000
                                          Guarantee Life Companies, Inc.                      1,300          39,731
                                          Hilb, Rogal & Hamilton Co.                          1,900          47,619
                                          LandAmerica Financial Group, Inc.                   1,000          19,750
                                          Presidential Life Corp.                             1,600          27,400
                                          RLI Corp.                                             800          26,400
                                          Stewart Information Services                        1,400          25,638
                                          ----------------------------------------------------------------------------
                                                                                                            291,041

    OTHER FINANCIAL   COMPANIES--1.3%

                                           Advanta Corp. "A"                                     700          10,237
                                           Bay View Capital Corp.                              1,300          17,225
                                           Phoenix Investment Partners, Ltd.                     600           5,025
                                           Resource America, Inc. "A"                          1,600          11,900
                                           Resource Bancshares Mortgage Group                  2,100          10,434
                                           -----------------------------------------------------------------------------
                                                                                                              54,821
------------------------------------------------------------------------------------------------------------------------

    HEALTH--8.8%
    BIOTECHNOLOGY--1.2%
                                        (a)Bio-Rad Laboratories, Inc. "A"                      1,800          49,275
                                           -----------------------------------------------------------------------------

    HEALTH INDUSTRY   SERVICES--2.8%
                                        (a)CareMatrix Corp.                                    1,200           6,225
                                        (a)DVI, Inc.                                             500           8,187
                                        (a)Hanger Orthopedic Group, Inc.                       1,500          21,750
                                        (a)PAREXEL International Corp.                           700           6,388
                                        (a)Prime Medical Services, Inc.                          500           4,750
                                        (a)Res-Care, Inc.                                      1,300          22,100
                                        (a)Syncor International Corp.                            800          30,000
                                        (a)US Oncology, Inc.                                   2,600          23,563
                                           -----------------------------------------------------------------------------
                                                                                                             122,963

    HOSPITAL MANAGEMENT--.3%
                                        (a)Curative Health Services, Inc.                      1,000           4,750
                                        (a)Province Healthcare Co.                               700           8,050
                                           -----------------------------------------------------------------------------
                                                                                                              12,800

PORTFOLIO OF INVESTMENTS

                                                                                                             MARKET
                                                                                                SHARES      VALUE($)

    MEDICAL SUPPLY &
    SPECIALTY--3.8%
                                        (a)Acuson Corp.                                        1,400      $   17,850
                                        (a)Biomatrix, Inc.                                       400           8,975
                                            Cooper Cos.                                          800          24,700
                                        (a)Datascope Corp.                                       600          21,075
                                        (a)Maxxim Medical, Inc.                                1,100          26,331
                                        (a)OEC Medical Systems, Inc.                           1,200          42,150
                                           Vital Signs, Inc.                                   1,100          22,413
                                           -----------------------------------------------------------------------------
                                                                                                             163,494

    PHARMACEUTICALS--.7%
                                        (a)Bio-Technology General Corp.                        1,500          14,391
                                        (a)Medicis Pharmaceutical Corp.                          500          14,250
                                           -----------------------------------------------------------------------------
                                                                                                              28,641
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--9.6%
    CHEMICALS--.1%
                                                                                                200           4,563
                                           Stepan Co.
                                           -----------------------------------------------------------------------------

    CONTAINERS & PAPER--1.5%
                                                                                               3,800          62,462
                                           P.H. Glatfelter Co.
                                           -----------------------------------------------------------------------------

    DIVERSIFIED   MANUFACTURING--2.0%
                                        (a)Esterline Technologies Corp.                        2,100          33,075
                                        (a)SPS Technologies, Inc.                                900          34,144
                                        (a)Salton, Inc.                                          650          19,622
                                           -----------------------------------------------------------------------------
                                                                                                              86,841

    ELECTRICAL PRODUCTS--.3%
                                        (a)Windmere-Durable Holdings, Inc.                     1,000          12,063
                                           -----------------------------------------------------------------------------

    HAND TOOLS--.1%
                                                                                                 100           2,488
                                           L.S. Starrett Corp.
                                           -----------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--3.1%
                                        (a)Cable Design Technologies Corp.                       400           9,125
                                        (a)Gardner Denver, Inc.                                1,300          19,662
                                        (a)NBTY, Inc.                                          2,500          19,063
                                        (a)Polymer Group, Inc.                                 2,200          32,450
                                        (a)Sola International, Inc.                            1,600          24,700
                                        (a)Twinlab Corp.                                       1,300          11,538
                                        (a)UNOVA, Inc.                                         1,200          16,050
                                           -----------------------------------------------------------------------------
                                                                                                             132,588

    MACHINERY/
    COMPONENTS--2.5%
                                           Gleason Corp.                                       1,300          21,856
                                           Intermet Corp.                                      2,200          18,631
                                           Reliance Steel & Aluminum Co.                       1,800          37,800
                                        (a)Shaw Group, Inc.                                      400           8,975
                                        (a)Thermo Optek Corp.                                  2,500          21,094
                                           -----------------------------------------------------------------------------
                                                                                                             108,356
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--9.1%
    EDP SERVICES--.7%
                                        (a)Computer Horizons Corp.                               800           9,300
                                        (a)Cotelligent, Inc.                                   1,900           6,769
                                        (a)Pomeroy Computer Resources, Inc.                    1,300          14,381
                                           -----------------------------------------------------------------------------
                                                                                                              30,450

    INVESTMENT--1.6%
                                                                                               1,700          31,025
                                           Advest Group, Inc.
                                                                                               1,320          35,640
                                           Southwest Securities Group, Inc.
                                           -----------------------------------------------------------------------------
                                                                                                              66,665

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
                                                                                                SHARES      VALUE($)
------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS
COMMERCIAL--5.5%
                                           ABM Industries, Inc.                                1,000       $25,375
                                        (a)Bell & Howell Holdings Co.                            900        33,019
                                        (a)Burns International Services Corp.                    600         9,675
                                        (a)Century Business Services, Inc.                       900        10,462
                                           Computer Task Group, Inc.                           1,300        19,175
                                        (a)CORT Business Services Corp.                          900        20,812
                                        (a)Dycom Industries, Inc.                                900        37,969
                                        (a)Franklin Covey Co.                                  1,100         8,456
                                        (a)Interim Services, Inc.                                900        14,737
                                        (a)Personnel Group of America, Inc.                    2,600        16,250
                                        (a)Staff Leasing, Inc.                                 1,200        12,000
                                        (a)Volt Information Sciences, Inc.                     1,200        29,100
                                           -----------------------------------------------------------------------------
                                                                                                           237,030

MISCELLANEOUS
CONSUMER--.7%
                                        (a)CDI Corp.                                             900        24,581
                                        (a)Westaff, Inc.                                       1,200         7,200
                                           -----------------------------------------------------------------------------
                                                                                                            31,781

PRINTING/PUBLISHING--.6%
                                                                                               1,200        23,925
                                           Merrill Corp.
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--14.0%
COMPUTER SOFTWARE--4.9%
                                        (a)3Dfx Interactive, Inc.                              1,100         9,075
                                        (a)Activision, Inc.                                      800        14,100
                                        (a)Epicor Software Corp.                               3,100        17,825
                                        (a)IMRglobal Corp.                                       700         5,775
                                        (a)InfoCure Corp.                                        700        13,212
                                        (a)MAPICS, Inc.                                        1,500        13,031
                                        (a)MTI Technology Corp.                                2,700        62,269
                                           MTS Systems Corp.                                   2,700        28,012
                                        (a)Metro Information Services, Inc.                      400         5,125
                                        (a)Santa Cruz Operations, Inc.                         1,800        21,488
                                        (a)Structural Dynamics Research Corp.                  1,400        21,044
                                           -----------------------------------------------------------------------------
                                                                                                           210,956

EDP PERIPHERALS--1.0%
                                        (a)Black Box Corp.                                       400        21,000
                                           Gerber Scientific, Inc.                               400         8,950       f
                                        (a)NeoMagic Corp.                                      1,600        12,400
                                           -----------------------------------------------------------------------------
                                                                                                            42,350

ELECTRONIC
COMPONENTS--4.1%
                                        (a)Aavid Thermal Technologies, Inc.                      800        18,050
                                        (a)Benchmark Electronics, Inc.                           900        31,781
                                           Harmon Industries, Inc.                             1,000        12,562
                                        (a)InaCom Corp.                                          800         7,350
                                           Methode Electronics, Inc. "A"                         200         3,775
                                           Park Electrochemical Corp.                            300         9,863
                                           Pioneer-Standard Electronics, Inc.                  3,000        43,313
                                        (a)Smart Modular Technologies                            900        30,656
                                           Technitrol, Inc.                                      500        17,625
                                           -----------------------------------------------------------------------------
                                                                                                           174,975

ELECTRONIC DATA
PROCESSING--.8%
                                        (a)Computer Network Technology Corp.                     900         8,381
                                        (a)SAGA Systems, Inc.                                  1,200        17,325
                                        (a)Sunquest Information Systems, Inc.                    600         9,675
                                           -----------------------------------------------------------------------------
                                                                                                            35,381

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
                                                                                                SHARES      VALUE($)
------------------------------------------------------------------------------------------------------------------------

OFFICE/PLANT
AUTOMATION--1.5%
                                        (a)CACI International, Inc.                            1,100       $   23,444
                                        (a)Kronos, Inc.                                          600           22,012
                                           National Computer Corp.                               400           15,338
                                        (a)Radiant Systems, Inc.                                 300            4,856
                                           -----------------------------------------------------------------------------
                                                                                                               65,650

PRECISION INSTRUMENTS--.8%
                                           Innovex, Inc.                                       1,100            9,900
                                        (a)Moog, Inc.                                            900           25,988
                                           -----------------------------------------------------------------------------
                                                                                                               35,888

SEMICONDUCTORS--.9%
                                        (a)Actel Corp.                                           700           13,300
                                        (a)Alpha Industries                                      200           11,281
                                        (a)Siliconix, Inc.                                       300           14,100
                                           -----------------------------------------------------------------------------
                                                                                                               38,681
------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--1.4%
AIRLINES--.6%
                                        (a)America West Holdings Corp. "B"                     1,400           24,237
                                           -----------------------------------------------------------------------------

TRUCKING--.8%
                                                                                               1,700           34,319
                                           Roadway Express, Inc.
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

UTILITIES--5.1%
ELECTRIC UTILITIES--4.1%

                                           Black Hills Corp.                                   1,700           39,631
                                        (a)El Paso Electric Co.                                5,300           47,700
                                           Northwestern Corp.                                  1,600           36,400
                                           TNP Enterprises, Inc.                               1,350           52,566

                                           -----------------------------------------------------------------------------
                                                                                                              176,297

NATURAL GAS   DISTRIBUTION--1.0%
                                           NUI Corp.                                           1,800           44,550
                                           -----------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%                                $4,281,037
                                           (Cost: $4,153,325)
                                           -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $4,153,789 for federal income tax purposes at September 30, 1999, the gross unrealized appreciation was $634,178, the gross unrealized depreciation was $506,930 and the net unrealized appreciation on investments was $127,248.

The accompanying Notes are an integral part of the Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investment securities, at value
(cost $4,153,325)                                               $4,281,037
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  34,105
--------------------------------------------------------------------------
  Investments sold                                                 244,380
--------------------------------------------------------------------------
  Dividends                                                          2,649
--------------------------------------------------------------------------
Deferred organization expense                                        7,859
--------------------------------------------------------------------------
Other assets                                                        82,050
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 4,652,080
--------------------------------------------------------------------------
--------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Due to custodian bank                                                5,130
--------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                              42,651
--------------------------------------------------------------------------
  Investments purchased                                            110,679
--------------------------------------------------------------------------
Accrued management fee                                               6,605
--------------------------------------------------------------------------
Other accrued expenses                                              48,069
--------------------------------------------------------------------------
  Total liabilities                                                213,134
--------------------------------------------------------------------------
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $4,438,946
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Net unrealized appreciation on investments                      $  127,712
--------------------------------------------------------------------------
Accumulated net realized loss                                      (43,946)
--------------------------------------------------------------------------
Paid-in capital                                                  4,355,180
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $4,438,946
--------------------------------------------------------------------------
--------------------------------------------------------------------------
THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($2,450,292
  / 293,283 shares outstanding)                                      $8.35
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                        $8.86
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($1,357,803 / 164,434 shares outstanding)                          $8.26
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($630,851 / 76,315 shares outstanding)                             $8.27
--------------------------------------------------------------------------

The accompanying Notes are an integral part of the Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the year ended September 30, 1999

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
Income:
  Dividends                                                     $ 38,750
------------------------------------------------------------------------
  Interest                                                         7,015
------------------------------------------------------------------------
    Total investment income                                       45,765
------------------------------------------------------------------------
Expenses:
  Management fee                                                  28,780
------------------------------------------------------------------------
  Administrative services fee                                      9,559
------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                      52,449
------------------------------------------------------------------------
  Trustees' fees                                                     569
------------------------------------------------------------------------
  Reports to shareholders                                         10,000
------------------------------------------------------------------------
  Auditing                                                        11,000
------------------------------------------------------------------------
  Legal                                                            5,000
------------------------------------------------------------------------
  Amortization of organization expenses                            2,229
------------------------------------------------------------------------
  Distribution services fees                                      13,567
------------------------------------------------------------------------
    Total expenses before expense waiver                         133,153
------------------------------------------------------------------------
Less expenses waived by investment manager                       (58,258)
------------------------------------------------------------------------
  Total expenses after expenses waiver                            74,895
------------------------------------------------------------------------
------------------------------------------------------------------------
NET INVESTMENT LOSS                                              (29,130)
------------------------------------------------------------------------
------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
Net realized gain (loss)
  on sale of investments                                         (43,484)
------------------------------------------------------------------------
Change in net unrealized appreciation on investments             376,204
------------------------------------------------------------------------
Net gain on investments                                          332,720
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $303,590
------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FOR THE PERIOD
                                                                                         MAY 6, 1998
                                                                                        (COMMENCEMENT
                                                                    YEAR ENDED        OF OPERATIONS) TO
                                                                SEPTEMBER 30, 1999    SEPTEMBER 30, 1998
--------------------------------------------------------------------------------------------------------
OPERATION AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------
Net investment loss                                                 $  (29,130)              (1,923)
--------------------------------------------------------------------------------------------------------
  Net realized loss                                                    (43,484)                 885
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                376,204             (248,492)
--------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                   303,590             (249,530)
--------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                         2,377,971            2,005,715
--------------------------------------------------------------------------------------------------------
Total increase in net assets                                         2,681,561            1,756,185
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------
Beginning of period                                                  1,757,385                1,200
--------------------------------------------------------------------------------------------------------
END OF PERIOD                                                       $4,438,946            1,757,385
--------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1.  DESCRIPTION OF THE
    FUND

                             Kemper Small Cap Relative Value Fund (the "fund") is a diversified series of Kemper Securities Trust (the Trust) which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The fund commenced operations on May 6, 1998.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------
2.  SIGNIFICANT
    ACCOUNTING POLICIES

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to

NOTES TO FINANCIAL STATEMENTS

                             be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1998 through September 30, 1999, the fund incurred approximately $43,000 of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific fund are allocated to that fund. Other Trust expenses are allocated between the funds in proportion to their relative net assets.

                             ORGANIZATION COSTS. Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------
3.  TRANSACTIONS WITH
    AFFILIATES

                             MANAGEMENT AGREEMENT. The fund has a management agreement with Scudder Kemper Investments, Inc. (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $19,219 for the year ended September 30, 1999, after an expense waiver by Scudder Kemper. In addition, certain affiliates agreed to temporarily waive their fees. Under these arrangements, Scudder Kemper and its affiliates waived expenses of $58,258 for the year ended September 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI).

NOTES TO FINANCIAL STATEMENTS

                             Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 1999 are $3,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 1999 are $16,471, after an expense waiver of $1,638, of which $10,155 is unpaid as of September 30, 1999.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the year ended September 30, 1999, after an expense waiver of 9,559.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company, a subsidiary of Scudder Kemper, is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $10,000 for the year ended September 30, 1999, of which $1,000 is unpaid as of September 30, 1999.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund.

                             The fund incurred no accounting fees for the year ended September 30, 1999, after an expense waiver of $37,500.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended September 30, 1999, the fund made no payments to its officers and incurred trustees' fees of $569 to independent trustees, all of which is unpaid.

--------------------------------------------------------------------------------
4.  INVESTMENT
    TRANSACTIONS

                             For the year ended September 30, 1999, investment transactions (excluding short-term instruments) are as follows:

                             Purchases                                $3,575,740

                             Proceeds from sales                       1,310,732

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5.  CAPITAL SHARE
    TRANSACTIONS             The following table summarizes the activity in
                             capital shares of the fund:

                                                            YEAR ENDED                    PERIOD ENDED
                                                        SEPTEMBER 30, 1999             SEPTEMBER 30, 1998
                                                    --------------------------      ------------------------
                                                     SHARES          AMOUNT         SHARES          AMOUNT
                             -------------------------------------------------------------------------------
                             SHARES SOLD
                              Class A                291,573       $ 2,335,431      141,649       $1,224,836
                             -------------------------------------------------------------------------------
                              Class B                134,291         1,076,538       84,568          714,490
                             -------------------------------------------------------------------------------
                              Class C                112,581           892,189       26,291          233,118
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (139,561)       (1,143,222)      (1,004)          (8,872)
                             -------------------------------------------------------------------------------
                              Class B                (48,498)         (392,828)      (5,371)         (49,282)
                             -------------------------------------------------------------------------------
                              Class C                (48,894)         (390,137)     (13,705)        (108,575)
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                    584             4,625           --               --
                             -------------------------------------------------------------------------------
                              Class B                   (598)           (4,625)          --               --
                             -------------------------------------------------------------------------------
                              INCREASE FROM CAPITAL SHARE
                              TRANSACTIONS                         $ 2,377,971                    $2,005,715
                             -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  LINE OF CREDIT

                             The fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS

                                         ----------------------------------------------------------------------------
                                                  CLASS A                         CLASS B                 CLASS C
                                         ----------------------------------------------------------------------------
                                           YEAR            MAY 6,          YEAR           MAY 6,          YEAR
                                           ENDED             TO            ENDED            TO            ENDED
                                         SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,
                                            1999            1998            1999            1998            1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $7.57            9.50            7.54            9.50            7.55
---------------------------------------------------------------------  ------------------------------  --------------
Income from investment operations:
  Net investment loss                        (.03)          --               (.10)           (.03)           (.10)
---------------------------------------------------------------------  ------------------------------  --------------
  Net realized and unrealized loss            .81           (1.93)            .82           (1.93)            .82
---------------------------------------------------------------------  ------------------------------  --------------
Total from investment operations              .78           (1.93)            .72           (1.96)            .72
---------------------------------------------------------------------  ------------------------------  --------------
Net asset value, end of period              $8.35            7.57            8.26            7.54            8.27
--------------------------------------------------------------         --------------------------      --------------
TOTAL RETURN (NOT ANNUALIZED)               10.45%         (20.32)           9.55          (20.63)           9.54
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                     1.52 %          1.52            2.40            2.40            2.37
---------------------------------------------------------------------  ------------------------------  --------------
Net investment loss                          (.36)%          (.15)          (1.24)          (1.03)          (1.21)
---------------------------------------------------------------------  ------------------------------  --------------
---------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                     3.02 %         12.36            4.04           16.91            3.87
---------------------------------------------------------------------  ------------------------------  --------------
Net investment loss                         (1.86)%        (10.99)          (2.88)         (15.54)          (2.71)
---------------------------------------------------------------------  ------------------------------  --------------

-------------------------------------------------
                   CLASS C
-------------------------------------------------
           MAY 6, TO SEPT. 30, 1998
-------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------
Net asset value, beginning of period         9.50
-------------------------------------------------
Income from investment operations:
  Net investment loss                        (.03)
-------------------------------------------------
  Net realized and unrealized loss          (1.92)
-------------------------------------------------
Total from investment operations            (1.95)
-------------------------------------------------
Net asset value, end of period               7.55
-------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              (20.53)
-------------------------------------------------
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------
Expenses                                     2.37
-------------------------------------------------
Net investment loss                         (1.00)
-------------------------------------------------
-------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------
Expenses                                    12.43
-------------------------------------------------
Net investment loss                        (11.06)
-------------------------------------------------

                                                       YEAR
                                                      ENDED                       MAY 6
                                                    SEPT. 30,                  TO SEPT. 30,
                                                       1999                        1998
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------
Net assets at end of period                        $4,438,946                   1,757,385
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                       36%                          7
-------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The other ratios to average net assets are computed without this expense waiver or absorption. Per share data were determined based on average shares outstanding.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SMALL CAP RELATIVE VALUE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Cap Relative Value Fund as of September 30, 1999, and the related statement of operations for the year then ended and changes in net assets and financial highlights for the year then ended and for the period from May 6, 1998 (commencement of operations) to September 30, 1998. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Cap Relative Value Fund at September 30, 1999, the results of its operations, the changes in net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 15, 1999

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                                CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 BRENDA LYONS
Trustee                           LORI J. ENSINGER                  Assistant Treasurer
                                  Vice President
THOMAS W. LITTAUER
Trustee and                       JAMES M. EYSENBACH
Vice President                    Vice President
KATHRYN L. QUIRK                  ANN M. MCCREARY
Trustee and                       Vice President
Vice President
                                  CORNELIA SMALL
FRED B. RENWICK                   Vice President
Trustee
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
TRANSFER AGENT AND                    KEMPER SERVICE COMPANY
SHAREHOLDER SERVICE AGENT             P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Style/Value Style prospectus.
KSRVF - 2 (11/22/99) 1094240

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)